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                                                                    Exhibit 99.1

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PRESS RELEASE
                                                                       [BJ Logo]
CONTACT:   MIKE MCSHANE   (713) 462-4239

RELEASE:    IMMEDIATELY

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                         BJ SERVICES COMPANY ANNOUNCES
                        RESULTS OF SHAREHOLDERS' MEETING


HOUSTON, TEXAS. January 22, 1998. BJ Services Company (BJS/BJSW-NYSE, CBOE) announced today that its shareholders have approved a charter amendment increasing the number of authorized common shares. In December, the Company announced a 2 for 1 stock split, subject to shareholder approval of the charter amendment. The stock split will be effected in the form of a stock dividend and will be distributed on or about February 20, 1998 to shareholders of record as of January 30, 1998.


BJ Services Company is a leading provider of pressure pumping and other oilfield services to the petroleum industry.

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            (NOT INTENDED FOR DISTRIBUTION TO BENEFICIAL OWNERS)